Exhibit 10.2

Aim 31-33
Lease No. 730700
730600

ASSIGNMENT OF WORKING INTEREST

This Assignment made this 16th day of March 2005 from PETROLEUM DEVELOPMENT CORPORATION, a Nevada Corporation, (herein called "Assignor") to PDC 2005A, Limited Partnership, (herein called "Assignee");

WITNESSETH

Assignor, for the sum of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of the following:

1.      The specific undivided interest shown in Exhibit A in respect of each of the oil and gas leases shown in Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oil and gas well identified in Exhibit A. This is intended to be a "welIbore assignment." Assignee shall be entitled to receive that share of production from the well identified in Exhibit A which is attributable to (he undivided interest here being assigned, but the Assignee shall have, as a result of this Assignment, no interest whatsoever in any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands described in Exhibit A or on any land pooled therewith. Assignor expressly excepts from this Assignment and reserves to itself, its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be located on the lands described in Exhibit A and lands pooled therewith, without the obligation to account to Assignee for any such other production.

2.      The specific undivided interest shown in Exhibit A in all valid unitization, pooling, operating and communitization agreements, declarations and orders Involving the leasehold interests here being assigned, but only to the extent that such agreements, declarations and orders relate to the well specifically identified in Exhibit A and in all other respects limited to the manner as set forth in Paragraph 1,above.

3.      The specific undivided interest shown in Exhibit A in all valid oil and gas safes, purchase, exchange and processing contracts, but only to the extent that such contracts relate to the well specifically identified in Exhibit A and in all other respects limited in the manner set forth in Paragraph 1, above.

4.      The specific undivided interest shown in Exhibit A in all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of-way now owned by Assignor and being used in connection with the operation of the well specifically identified in Exhibit A or in connection with the production, treating, storing, transportation or marketing of oil, gas and other minerals from that well, but in all respects limited in the manner set forth in Paragraph 1, above.

TO HAVE AND TO HOLD the interests described unto Assignee, its successors and assigns, forever.

This Assignment is made without warranties of any type (whether of title, merchantability or fitness for a particular use), either express or implied, but is made with full substitution of Assignee in all covenants and warranties previously given or made by others, but only to the extent of the interests here assigned. Assignor does, however, expressly intend that this Assignment convey any title that Assignor may hereafter acquire to the extent that such after-acquired title may be necessary to fulfill the interests herein assigned.

Assignee shall bear its proportionate share of all burdens on production now of record and hereby assumes its proportionate share of all other obligations that relate to the well specifically identified in Exhibit A and the production therefrom.

Both Assignor and Assignee hereby agree to execute and deliver such additional instruments, notices, division orders, transfer orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this Assignment in the manner and to the extent described in Paragraph 1, above.

Aim 31-33
Lease No. 730700
730600

IN WITNESS WHEREOF, Petroleum Development Corporation has executed and delivered this instrument, with the intention that it shall be effective as of the date of first production from the well specifically identified in Exhibit A.

PETROLEUM DEVELOPMENT CORPORATION A Nevada Corporation
By:	/s/ William D. Gainor
William D. Gainor
Land Manager

STATE OF WEST VIRGINIA    )
                                                        )          TO-WIT:
COUNTY OF HARRISON          )

The foregoing instrument was acknowledged before me this 17th day of March 2005 by William D. Gainor, Land Manager of Petroleum Development Corporation, a Nevada Corporation, for and on behalf of the Corporation. He executed the foregoing for the purposes therein contained,

/s/ Rita A. Clark
Rita A. Clark
Notary Public - State of West Virginia County of Harrison
My Commission expires: June 2, 2009

This Instrument was prepared by:

Petroleum Development Corporation
103 East Main Street
P. O. Box 26
Bridgeport, WV 26330
Ph: 1-800-624-3821 or 304-842-6256

EXHIBIT "A"

PDC 2O05A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE#
Aim 31-33	Carl A. Aim and Josephine B. Aim	11-05-2003	3232683	T7N, R65W Sec. 33: NW4NE4	Weld	CO	99.7304%	730700
	Raymond A Aim and Victoria M. Aim	11-05-2003	3232684	T7N, R65W Sec. 33: PO NE4				730600

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Aim 32-33	Carl A. Aim and Josephine B. Aim	11-05-2003	3232683	T7N, R65W Sec. 33: SW4NE4	Weld	CO	99.7304%	730700
	Raymond A. Aim and Victoria M. Aim	11-05-2003	3232684	T7N, R65W Sec. 33: PO NE4				73G600

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Bay Family Trust 32-1	Anadarko E & P LP and Anadarko Land Corp.	12-01-2004	3274293	T6N, R65W Sec. 1: SW4NE4	Weld	CO	87.2638%	763100

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Bixler 32-5	Anadarko E & P Company, LP and Anadarko Land Corp.	10-19-2004	3243323	T6N, R63W Sec. 5: SW4NE4	Weld	CO	87.2638%	765400

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Cecil 31-2	Myrtle L. Cecil	08-10-2004	3228249	T6N, R64W Sec. 2: NWNE	Weld	CO	99.7304%	773000
	Ronald G. Marley and Janet Sue Marley H&W	02-12-2004	3165405	T6N, R64W Sec. 2: PO N2NE4				738200
	George A. West, Jr. and Mary J. West H&W	02-12-2004	3165406	T6N, R64W Sec. 2: PON2NE4				738100
	Emma E. McNutt, by Hal E. McNutt AI.F.	02-12-2004	3173746	T6N, R64W Sec. 2: PON2NE4				746000

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Cecil 41-2	Myrtle L. Cecil	08-10-2004	3228249	T6N, R64W Sec. 2: NE4NE4	Weld	CO	99.7304%	773000
	Ronald G. Marley and Janet Sue Marley H&W	02-12-2004	3165405	T6N, R64W Sec. 2: PO N2NE4				738200
	George A. West, Jr. and Mary J. West H&W	02-12-2004	3165406	T6N, R64W Sec. 2: PO N2NE4				738100
	Emma E. McNutt, by Hal E. McNutt A.I.F.	02-12-2004	3173746	T6N, R64W Sec. 2: PO N2NE4				746000

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Chevron 44D-5D	Chevron Shale Oil Co.	07-31-2001	593765	T6S, R96W Sec. 5: SE4SE4	Garfield	CO	99.7304%	660800

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASES
Christiansen 41-33	Anadarko E & P Company, LP and Anadarko Land Corp.	09-02-2004	3243325	T7N, R64W Sec. 33: NE4NE4	Weld	CO	87.2638%	763000

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Christiansen 42-33	Anadarko E & P Company, LP and Anadarko Land Corp.	09-02-2004	3243325	T7N, R64W Sec. 33: SE4NE4	Weld	CO	87.2638%	763000

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Clark 11-27	Eugene W. Clark and Margaret Ann Clark	09-16-2003	3135738	T7N, R65W Sec. 27: NW4NW4	Weld	CO	99.7304%	730000

EXHIBIT"A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Clark #22-27	Eugene W. Clark and Margaret Ann Clark	09-16-2003	3135738	T7N, R65W Sec. 27: SE4NW4	Weld	CO	99.7304%	730000

EXHIBIT “A”

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Green 11-24	Gerald G. Green	04-20-2004	3189020	T7N, R65W Sec. 24: NW4NW4	Weld	CO	99.7304%	758400

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Green 32-24	Shirley J. Green Living Trust	04-20-2004	3195095	T7N, R65W Sec. 24: SW4NE4	Weld	CO	99.7304%	760100
	George L. Green Living Trust	04-20-2004	32071753					761400
	Jim L Groves and Iris 1. Groves	06-30-2004	3207290					762500
	Shirley Mae Hawkins	06-30-2004	3208266					763800

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Hazen 14-28	Gary Lynn Hazen and Mary A. Hazen, H&W	09-30-2003	3232682	T7N, R65W Sec. 28: SW4SW4	Weld	CO	99.7304%	730400
	Jerald B. Winter and Margaret Jane Winter	03-15-2006	' 3285892	T7N, R65W Sec. 28: SW4SW4				800900

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Howard Lake #11-9	Anadarko E & P Company, LP and Anadarko Land Corp.	9-21-2004	3243321	T6N, R64W Sec. 9: NW4NW4	Weld	CO	87.2638%	762100

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGALESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Peiker 31-6	Edwin W. Peiker, Jr. and James R. Peiker	01-22-2004	3269190	T6N, R63W Sec. 6: NW4NE4	Weld	CO	99.7304%	736600

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Peiker #32-6	Edwin W. Peiker, Jr. and James R. Peiker	01-22-2004	3269190	T6N, R63W Sec. 6: SW4NE4	Weld	CO	99.7304%	736600

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Peiker 41-6	Edwin W. Peiker, Jr. and James R. Peiker	01-22-2004	3269190	T6N, R63W Sec. 6: NENE	Weld	CO	99.7304%	736600

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Peiker #42-6	Edwin W. Peiker, Jr. and James R. Peiker	01-22-2004	3269190	T6N, R63W Sec. 6: SW4NE4	Weld	CO	99.7304%	736600

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Puckett 11B-25	Puckett Land Company	11-15-1999	556562	T6S, R97W Sec. 28: NW4NW4	Garfield	CO	50.0000%	636800

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Puckett 12B-7	Puckett Land Company	11-15-1999	556562	T7S, R96W Sec. 7: SW4NW4	Garfield	CO	10.0000%	636800

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Puckett 12C-25	Puckett Land Co.	11-15-1999	556562	T6S, R97W Sec. 25: SW4NW4	Garfield	CO	99.7304%	636800

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Puckett 24B-1	Puckett Land Company	11-15-1999	556562	T7S, R97W Sec. 1: SESW	Garfield	CO	99.7304%	636800

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Puckett 34A-30D	Puckett Land Company	11-15-1999	556562	T6S, R96W Sec. 30: SWSE	Garfield	CO	99.7304%	636800

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO,	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Puckett #34B-30D	Puckett Land Company	11-15-1999	556562	T6S, R96W Sec. 30: SW4SE4	Garfield	CO	99.7304%	636800

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Puckett #34D-30D	Puckett Land Company	11-15-1999	556562	T6S, R96W Sec. 30: SW4SE4	Garfield	CO	99.7304%	636800

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Puckett 41-36	Puckett Land Company	11-15-1999	556562	T6S, R97W Sec. 36: NE4NE4	Garfield	CO	99.7304%	636800

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Puckett 44A-30D	Puckett Land Company	11-15-1999	556562	T6S, R96W Sec. 30: SE4SE4	Garfield	CO	99.7304%	636800

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Puckett 261-36	Puckett Land Company	11-15-1999	556562	T6S, R97W Sec. 36: NW4NE4	Garfield	CO	99.7304%	636800

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Puckett 266-1	Puckett Land Co.	11-15-1999	556562	T7S, R97W Sec. 1: NW4SE4	Garfield	CO	31.7304%	636800

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Puckett 275-1	Puckett Land Company	11-15-1999	556562	T7S, R97W Sec. 1: NE4SE4	Garfield	CO	31.7304%	636800

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Richter 23-27	Anadarko E & P Company. LP and Anadarko Land Corp.	09-14-2004	3243365	T7N, R64W Sec. 27: NE4SW4	Weld	CO	87.2638%	764200

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Richter 24-27	Anadarko E & P Company, LP and Anadarko Land Corp.	09-14-2004	3243365	T7N, R64W Sec. 27: SE4SW4	Weld	CO	87.2638%	764200

EXHIBIT "A"
PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Trinity 33-7	Anadarko E & P Company, LP and Anadarko Land Corp.	10-15-2004	3243320	T6N, R63W Sec, 7: NW4SE4	Weld	CO	87.2638%	765300

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Trinity 43-7	Anadarko E & P Company, LP and Anadarko Land Corp.	10-15-2004	3243320	T6N, R63W Sec. 7: NESE	Weld	CO	87.2638%	765300

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Trinity 44-7	Anadarko E & P Company, LP and Anadarko Land Corp.	10-15-2004	3243320	TON, R63W Sec. 7: SE4SE4	Weld	CO	87.2638%	765300

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Wells Ranch #11-34	Wells Ranch, Katherine Wells Calve and Francis J. Calve, H/W	03-23-1988	2136098	T6N, R63W Sec. 34: NW4NW4	Weld	CO	99.7304%	651500

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Wells Ranch 12-2	Wells Ranch and Katherine Wells Calve	02-20-2004	3162341	T5N, R63W Sec. 2: SW4NW4	Weld	CO	99.7304%	687600

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO,	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Wells Ranch #12-34	Wells Ranch, Katherine Wells Calve and Francis J. Calve, H/W	03-23-1988	2136098	T6N, R63W Sec. 34: SW4NW4	Weld	CO	99.7304%	651500

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Wells Ranch 13-15	Anadarko E & P Company, LP and Anadarko Land Corp.	10-07-2004	3243367	T6N, R63W Sec. 15: NW4SW4	Weld	CO	87.2638%	765800

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Wells Ranch #13-27	Anadarko E & P Company, LP and Anadarko Land Corp.	08-18-2004	3258642	T6N, R63W Sec. 27: NW4SW4	Weld	CO	87.2638%	760600

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Wells Ranch 14-20	Steven T. Wells and Theresa I. Wells, H&W and Katherine Wells Calve	11-14-2003	3144988	T6N, R63W Sec. 20: SW4SW4	Weld	CO	99.7304%	731500

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Wells Ranch 23-2	Welts Ranch and Katherine Wells Calve	02-20-2004	3162340	T5N, R63W Sec. 2: NE4SW4	Weld	CO	99.7304%	687600

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Wells Ranch 23-15	Anadarko E & P Company, LP and Anadarko Land Corp.	10-07-2004	3243367	T6N, R63W Sec. 15: NE4SW4	Weld	CO	87.2638%	765800

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Wells Ranch 23-20	Steven T. Wells, Theresa L Wells H&W, and Katherine Wells Calve	11-14-2003	3144988	T6N, R63W Sec. 20: NE4SW4	Weld	CO	99.7304%	731500

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Wells Ranch #24-27	Anadarko E & P Company, LP and Anadarko Land Corp.	08-18-2004	3258642	T6N, R63W Sec. 27: SE4SW4	Weld	CO	87.2638%	760600

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch #31-34	Wells Ranch, Katherine Wells Calve and Francis J. Calve, HAW	03-23-1988	2136098	T6N, R63W Sec. 34: NW4NE4	Weld	CO	99.7304%	651500

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Wells Ranch 43-30	William W. Carpenter	02-02-2004	3163797	T6N, R63W Sec. 30: NE4SE4	Weld	CO	99.7304%	737900
	Ward Carpenter	02-02-2004	3184272	T6N, R63W, Sec. 30: POE2E2				757900

EXHIBIT "A"

PDC 2005A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Wells Ranch 44-30	William W. Carpenter	02-02-2004	3163797	T6N, R63W Sec. 30; SE4SE4	Weld	CO	99.7304%	737900
	Ward Carpenter	02-02-2004	3184272	T6N, R63W, Sec. 30: POE2E2				757900